                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of July 1, 1994 94-4 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1994 to October 31, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 9 day of November, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.55%, 7.35%, 7.70%,
                                  7.95%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-4
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1994

                             CUSIP#'S  393505-CR1, CS9, CT7, CU4, CV2
                             TRUST ACCOUNT #3331982-0
                             REMITTANCE DATE: 11/15/94

                                                       Total $       Per $1,000
                                                        Amount        Original
                                                    --------------  ------------
Class A Certificates
- --------------------
(1)  Amount available (including Monthly
     Servicing Fee)                                  $4,247,728.01

A.  Interest
    (2)  Aggregate Interest
         a. Class A-1 Interest                          457,247.75    5.02470055
         b. Class A-2 Interest                          287,875.00    6.12500000
         c. Class A-3 Interest                          198,916.67    6.41666677
         d. Class A-4 Interest                          298,125.00    6.62500000
         e. Class A-5 Remittance Rate
             (8.30%, unless Weighted Average
              Contract Rate is below 8.30%)                  8.30%
         f. Class A-5 Interest                          426,156.58    6.91666661

    (3)  Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                          .00           .00

    (4)  Remaining:
         a. Unpaid Class A Interest
            Shortfall                                          .00           .00

B.  Principal
    (5)  Formula Principal Distribution
         Amount                                       1,556,199.21           N/A
         a. Scheduled Principal                         638,990.76           N/A
         b. Principal Prepayments                       890,429.60           N/A
         c. Liquidated Contracts                         26,778.86           N/A
         d. Repurchases                                                      N/A

    (6)  Pool Scheduled Principal
           Balance                                  299,162,413.43  971.47044752
   (6a)  Pool Factor                                     .97147045

    (7)  Unpaid Class A Principal Shortfall
         (if any) following prior Remittance
         date                                                  .00

    (8)  Class A Percentage for such Remittance
         Date (Until Class B Cross-Over Date,
         and on each Remittance Date thereafter
         unless each Class B Principal
         Distribution Test is satisfied, equals
         Class A Principal Balance divided by
         pool Scheduled Principal Balance)                  89.25%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.55%, 7.35%, 7.70%,
                                  7.95%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-4
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1994

                         CUSIP#'S  393505-CR1, CS9, CT7, CU4, CV2
                         TRUST ACCOUNT #3331982-0
                         REMITTANCE DATE: 11/15/94

                                                Total $      Per $1,000
                                                Amount       Original
                                                -------      ----------
  (9)  Class A Percentage for the following
       Remittance Date                              89.19%

 (10)  Class A Principal Distribution:
       a. Class A-1                           1,556,199.21   17.10109022
       b. Class A-2                                    .00           .00
       c. Class A-3                                    .00           .00
       d. Class A-4                                    .00           .00
       e. Class A-5                                    .00           .00

 (11)  Class A-1 Principal Balance           82,214,380.43  903.45473000
(11a)  Class A-1 Pool Factor                     .90345473

 (12)  Class A-2 Principal Balance           47,000,000.00  1000.0000000
(12a)  Class A-2 Pool Factor                    1.00000000

 (13)  Class A-3 Principal Balance           31,000,000.00  1000.0000000
(13a)  Class A-3 Pool Factor                    1.00000000

 (14)  Class A-4 Principal Balance           45,000,000.00  1000.0000000
(14a)  Class A-4 Pool Factor                    1.00000000

 (15)  Class A-5 Principal Balance           61,613,000.00  1000.0000000
(15a)  Class A-5 Pool Factor                    1.00000000

 (16)  Unpaid Class A Principal Shortfall
       (if any)following current Remittance
       Date                                            .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

 (17)  31-59 days                             1,411,913.54            55

 (18)  60 days or more                          618,197.86            25

 (19)  Current Month Repossessions              263,756.48            12

 (20)  Repossession Inventory                   385,395.75            18

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.55%, 7.35%, 7.70%,
                                  7.95%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-4
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1994

                           CUSIP#'S  393505-CR1, CS9, CT7, CU4, CV2
                           TRUST ACCOUNT #3331982-0
                           REMITTANCE DATE: 11/15/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in August 2000)

(21) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                           .21%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 4%)                                .16%

(22) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                           .47%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 6%)                                .39%

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 7% from August 1, 1999 to
         July 31, 2000, 9% from August 1, 2000 to
         July 31, 2001 and 10% thereafter)                           0

(24) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                        0

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.50%)                                       0

(25) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance for prior Remittance date (must
         equal or exceed 21%) and the Class B Principal Balance
         as of such Remittance Date is greater than or equal
         to $6,158,961.00                                       10.75%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.20%, 8.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-4
                          CLASS B AND C CERTIFICATES
                                MONTHLY REPORT
                                 October, 1994

                             CUSIP#'S  393505-CW0, CX8
                             REMITTANCE DATE: 11/15/94

                                                       Total $     Per $1,000
                                                       Amount       Original
                                                       -------     ----------
CLASS B1 CERTIFICATES
- ---------------------
   (1)  Amount Available less the Class A
        Distribution Amount (including Monthly
        Servicing Fee)                              1,023,207.80

   (2)  Class B-1 Remittance Rate (8.20% unless
        Weighted Average Contract Rate is
        below 8.20%)                                       8.20%

   (3)  Aggregate Class B1 Interest                    84,173.00   6.83333333

   (4)  Amount applied to Unpaid Class
        BI Interest Shortfall                                .00          .00

   (5)  Remaining unpaid Class B1
        Interest Shortfall                                   .00          .00

   (6)  Unpaid Class B1 Principal Shortfall
        (if any) following prior Remittance Date             .00

   (7)  Class B Percentage for such Remittance Date
        (until Class B Cross-over Date, and on each
        Remittance Date thereafter unless each Class
        B Principal Distribution Test is satisfied,
        equals zero.  Thereafter, if each Class B
        Principal Distribution Test is satisfied,
        equals 100% minus Class A Percentage)                .00

  (7a)  Class B Percentage for the following
        Remittance Date                                      .00

   (8)  Class B1 Principal (Class B Percentage of
        Formula Principal Distribution Amount)               .00

  (9a)  Class B1 Principal Shortfall                         .00

  (9b)  Unpaid Class B1 Principal Shortfall                  .00

  (10)  Class B Principal Balance                  32,335,033.00

  (11)  Class B1 Principal Balance                 12,318,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.20%, 8.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-4
                          CLASS B AND C CERTIFICATES
                                MONTHLY REPORT
                                 October, 1994
                                    Page 2

                           CUSIP#'S  393505-CW0, CX8
                           REMITTANCE DATE: 11/15/94


Class B2 and C Certificates
- ---------------------------
(12)  Remaining Amount Available                   939,034.80

(13)  Class B-2 Remittance Rate (8.60%
      unless Weighted Average Contract
      Rate is less than 8.60%)                          8.60%

(14)  Aggregate Class B2 Interest                  143,455.40     7.16666651

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                               .00            .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                                  .00            .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date            .00

(18)  Class B2 Principal Liquidation Loss Amount          .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)           .00

(20)  Guarantee Payment                                   .00

(21)  Class B2 Principal Balance                20,017,033.00

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount and Class B1 and B2
      Distribution Amount; if the Company
      is the Servicer)                             125,299.42

(23)  Class C Residual Payment                     670,279.98

(24)  Repossessed Contracts                        263,756.48

(25)  Repossessed Contracts Remaining
      in Inventory                                 385,395.75

(26)  Weighted Average Contract Rate                  11.0307

                                     GTFC
                                     94-4
                                 October, 1994
                              Defaulted Contracts



                                                    Estimated
                                        Repurchase   Loss at
Account #       Principal    Interest     Amount    Sale Date
- --------------  ----------  ----------  ----------  ---------

24309043         17,951.73      118.33   18,070.06   5,309.28
37313807          8,827.12       58.18    8,885.30   5,019.61
                ----------  ----------  ----------  ---------

                $26,778.85  $   176.51  $26,955.36  $10,328.89
                ==========  ==========  ==========  ==========